                                                                  EXHIBIT (23)-2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm and to the use of our report dated March 19, 1999 with respect to the consolidated financial statements of Emerald Coast Bancshares, Inc. and Subsidiary included in the Form 8-K of The Banc Corporation.


/s/ Saltmarsh, Cleaveland & Gund
    -----------------------------

Pensacola, Florida
April 14, 1999